Exhibit 99.2

March 2012

Safe Harbor

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company’s current business plans and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; oversupply of inventory and continued deterioration in values of real estate in California and other states where our bank makes loans, both residential and commercial; a prolonged slowdown in construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non-performing assets and charge-offs; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, business and consumer credit, securities, executive compensation and insurance) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; inflation, interest rate, securities market and monetary fluctuations; the availability and effectiveness of hedging instruments and strategies; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic flu; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes; threats to the stability and security of our technology hardware and software, and to the stability and security of any related vendor or customer hardware and software; the ability to increase market share and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effects on the general economy; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our organization, management, compensation and benefit plans; the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and other factors set forth in the Company’s public reports including its Annual Report on Form 10-K for the year ended December 31, 2011, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

2

CVB Financial Corp. (CVBF)

3

Total Assets: $6.5 Billion Gross Loans: $3.5 Billion Total Deposits (Including Repos): $5.1 Billion Total Equity: $715 Million

Source: Q4 2011 earnings release & company filings.

*non-covered loans Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974. Serves 40 cities with 42 business financial centers and 5 commercial banking centers throughout the Inland Empire, LA County, Orange County and the Central Valley of California Average Cost of Deposits = 0.15% Significant equity ownership board of directors: approximately 16%

4

Experienced Leadership Name Position Banking Experience CVBF Service Christopher D. Myers President & CEO 27 Years 5 Years Richard C. Thomas Executive Vice President Chief Financial Officer 2 Years 1 Year James F. Dowd Executive Vice President Chief Credit Officer 35 Years 4 Years David C. Harvey Executive Vice President Chief Operations Officer 22 Years 2 Years David A. Brager Executive Vice President Sales Division 24 Years 9 Years Chris A. Walters Executive Vice President CitizensTrust 25 Years 5 Years Yamynn DeAngelis Executive Vice President Chief Risk Officer 32 Years 24 Years

Who is.

CVB Financial Corp.?

5

Largest Banks

Headquartered in California

In millions

Rank Name Asset Size (12/31/11) 1 Wells Fargo $1,313,867 2 Union Bank $89,676 3 Bank of the West $62,408 4 First Republic Bank $27,792 5 OneWest Bank $26,181 6 City National Bank $23,666 7 East West Bank $21,969 8 SVB Financial $19,969 9 Cathay Bank $10,645 10 CVB Financial Corp $6,483 11 Pacific Capital Bank $5,850 12 Pacific Western Bank $5,528 13 Westamerica Bank $5,042 14 Farmers & Merchants of Long Beach $4,659

6

Bank Accomplishments & Ratings

139 Consecutive Quarters of Profitability 89 Consecutive Quarters of Cash Dividends #11 Forbes Magazine Best Banks (December 2011) BauerFinancial Report Five Star Rating (September 2011) Fitch Rating BBB (October 2011)

7

Our Markets

8

Existing Locations

42 Business Financial Centers

5	Commercial Banking Centers

Business Financial Centers

Commercial Banking Centers

Deposits*

(000’s)

# of Center

Locations

Total Deposits

(12/31/10)

Total Deposits

(12/31/11)

Los Angeles Country

17

$1,793,171

$1,872,623

Inland Empire (Riverside & San Bernardino Counties)

11

$1,529,042

$1,592,445

Central Valley

11

$838,198

$821,994

Orange County

8

$578,570

$598,426

Other

0

$322,035

$228,430

Total

47

$5,061,016

$5,113,918

Average Cost of Deposits (full year) 0.44% 0.21%

*Includes Customer Repurchase Agreements; full-year average

Deposit Cost Comparison

Source: Q4 2011 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion.

3.00%

2.50%

2.00%

1.50%

1.00%

0.50%

0.00%

2006

2007

2008

2009

Q1 2010

Q2 2010

Q3 2010

Q4 2010

Q1 2011

Q2 2011

Q3 2011

Q4 2011

CVBF

Peers

(000’s) Non-Covered

Loans Covered

Loans* Total Loans*%

Los Angeles County $1,118,619 $15,632 $1,134,251 31.90%

Central Valley $593,133 $252,072 $845,205 23.77%

Inland Empire $633,881 $2,753 $636,634 17.90%

(Riverside & San Bernardino Counties)

Orange County $471,508 $120 $471,628 13.26%

Other $408,329 $59,835 $468,164 13.17%

Total $3,225,470 $330,412 $3,555,882 100%

Total Loans

as of 12/31/2011

*Prior to MTM discount and loan loss reserve

(000’s)

$3,600,000

$3,400,000

$3,200,000

$3,000,000

$2,800,000

$2,200,000

$2,400,000

$2,600,000

$2,000,000

Jul-09

Aug-09

Sep-09

Oct-09

Nov-09

Dec-09

Jan-10

Feb-10

Mar-10

Apr-10

May-10

Jun-10

Jul-10

Aug-10

Sep-10

Oct-10

Nov-10

Dec-10

Jan-11

Feb-11

Mar-11

Apr-11

May-11

Jun-11

Jul-11

Aug-11

Sep-11

Oct-11

Nov-11

Dec-11

Total Non-Covered Loans

(000’s)

*Removed Mortgage Pools and Construction Loans

Adjusted Non-Covered Loans*

$527 million

$210 million

Source: Q4 2011 earnings release & company reports | *Non-covered loans Loan Portfolio Composition* Total Loans by Type (CHART) Commercial RE Non-Owner Occupied 38.7% Consumer 1.6% SFR Mortgage 5.5% Municipal Lease Finance Receivables 3.5% Auto & Equipment 0.5% Dairy, Livestock & Agribusiness 10.8% Commercial & Industrial 15.3% Construction RE 2.4% Commercial RE Owner Occupied 21.7%

(000’s)

$700,000

$800,000

$200 million

$500,000

$600,000

$67 9 $200 000

$300,000

$400,000

67.9 million

$-

$100,000

Dec-11

Oct-09

Nov-09

Dec-09

Jan-10

Feb-10

Mar-10

Apr-10

May-10

Jun-10

Jul-10

Aug-10

Sep-10

Oct-10

Nov-10

Dec-10

Jan-11

Feb-11

Mar-11

Apr-11

May-11

Jun-11

Jul-11

Aug-11

Sep-11

Oct-11

Nov-11

Total Covered Loans

(000’s)

Net of Discount

$200 million

$67.9 million

$180,000 (000’s)

$120 000

$140,000

$160,000

$80,000

$100,000

120,000

$ 20,000

$40,000

$60,000

$-

Q1

2008

Q2

2008

Q3

2008

Q4

2008

Q1

2009

Q2

2009

Q3

2009

Q4

2009

Q1

2010

Q2

2010

Q3

2010

Q4

2010

Q1

2011

Q2

2011

Q3

2011

Q4

2011

Non-Performing Loans

OREO

Non-Performing Assets

Non-Covered

(000’s)

4.00%

2.00%

2.50%

3.50%

3.00%

1.00%

1.50%

2.00%

0.00%

0.50%

Q1

Q2 Q3 Q4 Q1

Q2 Q3 Q4 Q1

Q2 Q3 Q4 Q1

Q2 Q3 Q4 Q1

Q2 Q3 Q4

2007

2008

2009

2010

2011

Loan Loss Allowance

Non-Covered

Classified Loans

Non-Covered

(000’ s)

$700,000

$600,000

$500,000

$400,000

$300,000

$200,000

$100,000

$-

Q1

2009

Q2

2009

Q3

2009

Q4

2009

Q1

2010

Q2

2010

Q3

2010

Q4

2010

Q1

2011

Q2

2011

Q3

2011

Q4

2011

(000’s)

CVBF’s strong loan underwriting culture has limited its exposure to problem credits Continued profitability has allowed CVB to build its capital base and reserves for loan losses. Superior Credit Quality Texas Ratio NPA’s/Loans & OREO (CHART) (CHART) Source: Q4 2011earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2—$25 billion. Non-Covered

Profits

Net Income



Highest in CVBF History!
(000's)
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$-
Q1 2007 Q2 Q3 Q4
Q1 2008 Q2 Q3 Q4
Q1 2009 Q2 Q3 Q4
Q1 2010 Q2 Q3 Q4
Q1 2011 Q2 Q3 Q4
Net Income After Taxes

21

Earnings Earnings

(000’s)

(000’s) 2007 2008 2009 2010 2011

Net Interest Income

$161,142 $193,679 $222,264 $259,317 $234,681

Provision for Credit

($4,000)

($4000)

($26,600)

Losses

($26600)

($80500)

($61200)

($80,500)

($61,200)

($7,068)

Other Operating Income/Expenses (Net)

($74,079)($81,331)

($52,515)

Income Taxes ($22,479)

($22479)

($22675)

($23830)

($23804)

($22,675)

($23,830)

($23,804)

($39,071)

Net Profit After Tax $60,584 $63,073 $65,419 $62,935 $81,733

Net Income

$90,000

$80,000

$50 000

$60,000

$70,000

$30,000

$40,000

$50,000

$10,000

$-

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Net Profit After Tax

Net Income

Net Interest Margin Net Interest Margin

*Normalized excludes accelerated accretion on covered loans Normalized*

Peer Profitability Metrics Return on Average Assets Return on Average Tangible Equity Net Interest Margin (CHART) (CHART) (CHART) Source: Q4 2011 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2—$25 billion.

Capital

Capital Ratios Capital Ratios

(CHART) 28 Source: Q4 2011 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2—$25 billion Peer Capital Metrics Tier 1 Capital Ratio Total Risk – Based Capital Ratio Tangible Common Equity/Tangible Assets (CHART) (CHART)

Securities/Investments

(CHART) Source: Q4 2011 earnings release. As of 12/31/2011 securities held-to-maturity were valued at approximately $2.4 million | Yield on securities represents the fully taxable equivalent *Securities Available For Sale Securities portfolio totaled $2.2 billion at 12/31/2011. The portfolio represents 34% of the Bank’s total assets Virtually all of the Bank’s mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the guarantee of the U.S. government. 99% of the Bank’s municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 6 % of the municipal bond portfolio Government Agency & GSEs 2.1% MBS 40.3% CMO 27.5% Municipal Bonds 29.6% Yield on securities portfolio: 3.56% (2011 full year) Securities Portfolio* —$2.2 Billion— Trust Preferred 0.5%

Securities Portfolio* $2.2 Billion Mark-to-Market (Pre-tax) (CHART) (000’s) *Securities Available For Sale

CVBF Assets 32 *Includes overnight funds held at the Federal Reserve, due from Correspondent Banks, other short-term money market accounts or certificates of deposit 12/31/11 $6.5 Billion (CHART) 12/31/06 $6.1 Billion Securities Fed Balance* Goodwill & Intangibles Other Loans 4.8%

CVBF Liabilities 12/31/06 $5.7 Billion 12/31/11 $5.8 Billion (CHART) TOTAL DEPOSITS* Jr. Subordinated Debentures Other Liabilities BORROWINGS (CHART) Jr. Subordinated Debentures BORROWINGS TOTAL DEPOSITS* Other Liabilities *Includes Customer Repurchase Agreements

Recent Updates & Highlights 34

35 In late December 2011, Citizens Business Bank prepaid $100 million in Federal Home Loan Bank (“FHLB”) debt and took a $3.3 million charge. On January 7, 2012, we redeemed trust preferred securities totaling $6.8 million. These securities were priced at 3-month LIBOR plus 3.25%. Source: Q4 2011 earnings release & company filings. CVB Financial Corp. (CVBF)

Our Growth Strategy 36

Our Vision Citizens Business Bank will strive to become the dominant financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners. 37

Target Customer 38 The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-200 million Top 25% in their respective industry Full relationship banking Build 20-year relationships

Three Areas of Growth 39 (CHART) Acquisitions —Banks— —Trust—

Acquisition Strategy Conventional M&A Target size: $300 million to $3 billion in assets Financial & Strategic In-market and/or adjacent geographic market (California only) 40 —Banks— —Trust/Investment— Target size: AUM of $300 million to $1 billion In California

Our ‘Critical Few’ Quality Loan Growth Non-Interest Bearing Deposit Growth Non-Interest Income Growth Expense Control Grow Through Acquisition 41

42 Our Strategic Focus Strong Capital position Strong, disciplined credit underwriting/credit culture Drive low-cost, sustainable deposits Multiple forms of growth (don’t depend on one) Same Store Sales DeNovo Acquisitions Cross-sell: capture the whole wallet Build new Fee Income opportunities Long-term outlook

Copy of Presentation: www.cbbank.com